UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): March 21, 2006

UNIFIED WESTERN GROCERS, INC.

(Exact name of registrant as specified in its charter)

California	0-10815	95-0615250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Sheila Street, Commerce, CA 90040

(Address of principal executive offices) (Zip Code)

(323) 264-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 21, 2006, the Board of Directors (the “Board”) of Unified Western Grocers, Inc. received a letter, dated March 17, 2006 (the “Letter”), from Mr. David Bennett informing the Board that he was resigning from the Board effective March 22, 2006 to focus his energies on his primary business.

The Letter is attached hereto as Exhibit 17.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

17.1	Letter, dated March 17, 2006, from Mr. David Bennett to the Board of Directors of Unified Western Grocers, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2006	UNIFIED WESTERN GROCERS, INC.

	By	/s/ Robert M. Ling, Jr.
Robert M. Ling, Jr.,
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

17.1	Letter, dated March 17, 2006, from Mr. David Bennett to the Board of Directors of Unified Western Grocers, Inc.